SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                              Form 8-K

              Current Report Pursuant to Section 13 or 15 (d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported ): July 14, 1997

                       ALLIANCE ENTERTAINMENT CORP.
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             (Exact name of registrant as specified in its charter)



 Delaware                           1-13054                     13-3645913
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(State or other                (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)


110 East 59th Street, New York, New York                          10022
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(Address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code: (212) 935-6662



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Item 3.     Bankruptcy or Receivership

     On July 14, 1997, Alliance Entertainment Corp. (the "Company") filed voluntarily to reorganize under Chapter 11 of the Bankruptcy Code in order to facilitate the reorganization of the Company's core businesses and the restructuring of the Company's long-term debt, revolving credit and trade obligations. The Company will continue to operate as debtor-in-possession with its existing directors and officers, subject to the court's supervision and orders. Excluded from the filing were certain businesses in the Company's Proprietary Products Group: Castle Communications plc; The St. Clair Entertainment Group, Inc.; and Red Ant Box Inc. The filing was made in the U.S. District Court for the Southern District of New York in Manhattan.

     The Company has entered into a loan agreement with a syndicate of banks led by Chase Manhattan Bank that provides for approximately $50 million of debtor-in-possession ("DIP") financing subject to interim and final approval by the court.

     Certain matters discussed in this report are forward-looking statements intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as the Company "believes," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives, estimates or goals are also forward-looking statements. Such statements address future events and conditions concerning capital expenditures, earnings, sales, liquidity and capital resources, and accounting matters. Actual results in each case could differ materially from those currently anticipated in such statements, by reason of factors such as future economic conditions, including changes in customer demand, legislative, regulatory and competitive developments in markets in which the Company operates; and other circumstances affecting anticipated revenues and costs.

Item 7.     Financial Statements and Exhibits

             (c)         Exhibits

                         Exhibit 99.1        Press Release dated July 14, 1997


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ALLIANCE ENTERTAINMENT CORP.


                                               By: /s/ Christopher J. Joyce
                                                ----------------------------
                                                Name: Christopher J. Joyce
                                                Title: Executive Vice President,
                                                       General Counsel and
                                                       Assistant Secretary


Date: July 16, 1997


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                                  EXHIBIT INDEX



Exhibit 99.1                Press Release dated July 14, 1997.